SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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                        Salomon Brothers Series Funds Inc
                (Name of Registrant as Specified In Its Charter)


                        Salomon Brothers Series Funds Inc
                   (Name of Person(s) Filing Proxy Statement)

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
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
                        SALOMON BROTHERS SERIES FUNDS INC

           SALOMON BROTHERS U.S. TREASURY SECURITIES MONEY MARKET FUND



Dear Stockholder,

     I am pleased to inform you that the Board of Directors of Salomon Brothers Series Funds Inc has approved changes for the Salomon Brothers U.S. Treasury Securities Money Market Fund (the "Fund") aimed at attracting new investors. The Board believes that implementation of these changes will benefit all of the Fund's stockholders and make the Fund a more attractive and valuable investment opportunity. Specifically, as explained in more detail in the enclosed proxy statement, the Board has approved a proposal from the Fund's investment manager, Salomon Brothers Asset Management Inc ("SBAM"), to restructure the Fund as a general purpose, money market fund to be marketed primarily to institutions. Under SBAM's proposal, all existing investors would continue to be entitled to remain in the Fund and add to their investments.


     In connection with this restructuring you are being asked to approve an amendment to the Fund's investment objective, an amendment to the Fund's investment limitations and an amendment to the investment management contract with SBAM to change the management fee from .10% of average daily net assets to
 .20%. However, SBAM will impose a voluntary cap on the total expenses of the Fund at .18% of average daily net assets for at least the next year, and at no more than .25% thereafter (in each case, exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses). For the year ended December 31, 1995, the expense ratio of the Fund was .65%. Therefore, even with the change in the management fee, the expense ratio will decline substantially from its current rate. Upon your approval of these proposals, the Fund will change its name to Salomon Brothers Institutional Money Market Fund.


     I encourage you to review the enclosed materials for all the details on the proposed amendments. Since the Board of Directors has approved the proposals covered in the proxy statement, it is now subject to the approval of you and your fellow stockholders. It is, therefore, very important that you complete and return the enclosed proxy card. Your prompt response will help save the expense of additional solicitation mailings.


                                          Michael S. Hyland
                                          President
                                          Salomon Brothers Series Funds Inc

                        SALOMON BROTHERS SERIES FUNDS INC

                7 World Trade Center   New York, New York  10048


                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
                   SALOMON BROTHERS U.S. TREASURY SECURITIES
                                MONEY MARKET FUND



                                                             February 26, 1996


To the Stockholders:

     Notice is hereby given that a special meeting (the "Meeting") of stockholders of Salomon Brothers U.S. Treasury Securities Money Market Fund (the "Fund"), a series of Salomon Brothers Series Funds Inc, will be held at 7 World Trade Center, New York, New York on March 26, 1996 at 10:00 a.m. A Proxy Statement which provides information about the purpose of the Meeting and a form of proxy card for you to cast your vote are included with this letter.
The Meeting will be held for the purposes of considering and voting upon:

     1. Amendment to the Fund's investment objective to permit the Fund to operate as a general purpose money market fund (Proposal 1);

     2. Amendment to the Fund's investment limitations to permit the Fund to enter into repurchase agreements (Proposal 2);

     3. Amendment to the management contact with the Fund's investment manager, Salomon Brothers Asset Management Inc, to change the management fee (Proposal 3); and

     4.   Any other business that may properly come before the Meeting.

     The Board of Directors of the Company recommends that you vote "FOR" Proposals 1, 2 and 3. The close of business on February 2, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.


                                      By Order of the Board of Directors,


                                      Tana E. Tselepis
                                      Secretary




     TO AVOID UNNECESSARY EXPENSE OR FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

                      Instructions for Signing Proxy Cards


     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                  Registration                      Valid Signature
     ------------------------------------   ----------------------------

     Corporate Accounts

     (1)  ABC Corp.  . . . . . . . . . . .  ABC Corp.
     (2)  ABC Corp.  . . . . . . . . . . .  John Doe, Treasurer
     (3)  ABC Corp.  . . . . . . . . . . .  John Doe
           c/o John Doe, Treasurer
     (4)  ABC Corp. Profit Sharing Plan  .  John Doe, Trustee

     Trust Accounts

     (5)  ABC Trust                         Jane B. Doe, Trustee
     (6)  Jane B. Doe, Trustee              Jane B. Doe
           u/t/d 12/28/78

     Custodial or Estate Accounts

     (7)  John B. Smith, Cust.              John B. Smith
           f/b/o John B. Smith, Jr. UGMA
     (8)  John B. Smith                     John B. Smith, Jr., Executor

                        SALOMON BROTHERS SERIES FUNDS INC

                    SALOMON BROTHERS U.S. TREASURY SECURITIES
                                MONEY MARKET FUND

                7 World Trade Center   New York, New York  10048

                           ___________________________

                                 PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Salomon Brothers Series Funds Inc (the "Company") of proxies to be used at a special meeting (the "Meeting") of stockholders of Salomon Brothers U.S. Treasury Securities Money Market Fund (the "Fund") to be held at 7 World Trade Center, New York, New York, on March 26, 1996 at 10:00 a.m. (and at any adjournment or adjournments thereof). This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about February 26, 1996. Stockholders of the Fund who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Company at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR Proposals 1, 2 and 3. The close of business on February 2, 1996 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder of the Fund is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date, there were 9,536,301 shares of Capital Stock of the Fund issued and outstanding.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal to adjourn to another date in their discretion. A stockholder vote may be taken on one or more proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Company, a quorum is constituted by the presence in person or by proxy of the holders of record of one-third of the outstanding shares of Capital Stock of the Company entitled to vote at the Meeting. Only stockholders of the Fund are entitled to vote at the Meeting. Abstentions and Broker Non-Votes (reflected by signed but unvoted proxies), as defined below, do not count as votes cast with respect to any proposal. "Broker Non-Votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

          The Fund will furnish without charge, a copy of its annual report for the fiscal year ended December 31, 1994 and its semi-annual report for the period ended June 30, 1995, or if available as of the date of the request, the annual report for the fiscal year ended December 31, 1995, to any stockholder requesting such reports. Such requests should be made in writing to the Fund at the address above or by calling 1-800-SALOMON.

            Proposal 1: Amendment of the Fund's Investment Objective

     The Board of Directors, including a majority of the directors who are not "interested persons" of the Company (the "Non-Interested Directors"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has approved a change in the Fund's investment objective and policies as proposed by the Fund's investment manager, Salomon Brothers Asset Management Inc ("SBAM"). Currently, the investment objective of the Fund is to seek as high a level of current income as is consistent with the security of principal and liquidity. According to the Fund's investment policies, under normal market conditions, the Fund invests at least 65% of its assets in U.S. Treasury bonds, notes and bills. Currently, nearly all of the Fund's assets are invested in U.S. Treasury securities. The Fund proposes that, as revised, its investment objective would be to seek as high a level of current income as is consistent with liquidity and stability of principal. The Fund would seek to fulfill this objective by investing in a broad selection of money market instruments. In particular, the Fund will invest in a broad range of instruments available to general purpose money market funds pursuant to Rule 2a-7 under the 1940 Act. These instruments presently include high quality, short-term U.S. dollar-denominated money market instruments which are deemed to mature in thirteen months or less. Furthermore, pursuant to Rule 2a-7, the Fund would be managed so that the average portfolio maturity of all portfolio instruments (on a dollar-weighted basis) will not exceed 90 days. The change in the Fund's objective and policies reflects a decision by the Board of Directors to fundamentally restructure the Fund as a general purpose, money market fund to be primarily marketed to institutions, as opposed to a money market fund predominately invested in U.S. Treasury securities and marketed principally to non-institutional investors. The Board believes that restructuring the Fund in this manner is in the best interests of the Fund's stockholders.

Reasons for the Proposed Change

     The net assets of the Fund have been steadily declining over recent years. As of December 31, 1992, 1993, 1994 and 1995, the net assets were $50.6 million, $34.1 million, $27.7 million and $11.4 million, respectively. SBAM believes the decline can be partly attributed to difficulties in maintaining a viable retail distribution channel for the Fund and that, as a result, the Fund as presently constituted is unlikely to grow.

     As assets have declined, the operating expense ratio of the Fund has increased. For the year ended December 31, 1993, the expense ratio was .35% of average daily net assets as compared to .45% of average daily net assets for the year ended December 31, 1994 and .65% of average daily net assets for the year ended December 31, 1995. Following careful consideration, SBAM has advised the Board that it is not likely that it can cause the Fund as presently constituted to increase its assets meaningfully and achieve greater economies of scale and lower expense ratios.


     To address these concerns, SBAM proposed the restructuring of the Fund as described herein.  SBAM believes that this approach offers the potential for significant benefits to the Fund and the stockholders and the most potential for future growth.  Salomon Brothers Inc, the Fund's distributor, believes that a market exists in its distribution channels for an institutional general money market product.  In that connection, SBAM will impose, for a period of at least
one year, a voluntary cap on the total expenses of the Fund at .18% of average daily net assets and a voluntary cap thereafter of no more than .25% (in each case, exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses).  A capped expense ratio of .25% is less than half the expense ratio of the Fund for the year ended December 31,
1995.  SBAM believes that this expense cap, combined with the change in investment objective to a general purpose money market fund, will positively impact the Fund's investment yield.  Moreover, existing stockholders, who will be exempted from the Fund's proposed higher investment minimums, should benefit from the opportunity to continue to own shares and continue to invest in the restructured Fund.


     Restructuring the Fund as contemplated would involve certain consequences for existing stockholders. First, the existing check-writing capability and the exchange privilege currently available with other retail-oriented open-end investment companies managed by SBAM would be eliminated. Second, to the extent the Fund invests in general money market instruments rather than exclusively in Treasury securities, the credit quality of the Fund's portfolio will decrease. Third, most states provide that a registered investment company may pass through (without restriction) to its stockholders state and local income tax exemptions available to direct owners of certain types of U.S. Government securities (such as Treasury securities). For residents of these states, distributions derived from the Fund's investment in certain types of U.S. Government securities are free from state and local income taxes to the extent that the interest income from such investment would have been exempt from state and local income taxes if such securities had been held directly by the respective stockholders. Some states, however, require that the investment company hold at least a required amount of U.S. Government securities in order to pass through state and local exemptions. To the extent the Fund no longer emphasizes investments in U.S. Treasury securities, this tax exemption will no longer be available to some stockholders.


     SBAM believes that the potential benefits to stockholders made possible by restructuring the Fund as described above outweigh these consequences. For example, with respect to the issue of credit quality, the Fund is required to comply with Rule 2a-7 under the 1940 Act, which requires that the instruments held by a money market fund are of a certain minimum credit quality. In addition, pursuant to Rule 2a-7, the board of directors (or, as delegated by the board, the adviser or officers) of a money market fund must determine that the portfolio instruments held by the fund present minimal credit risks. Additionally, with respect to the state and local tax exemption issue, SBAM believes that the increase in yield to the Fund as a result of investing in a broader range of money market instruments and a lower, capped expense ratio should offset any economic impact of the loss of the tax exemption.


Deliberations by the Board of Directors

     SBAM presented the proposal for the changes in the Fund's investment objective, policies and management agreement to the Board of Directors at a meeting held on November 16, 1995, together with other alternatives for addressing the asset size and expense ratio issues facing the Fund. At this meeting, SBAM described the reasons set forth above and provided the Directors with other information, including comparative information provided by Lipper Analytical Services, Inc ("Lipper"). The Non-Interested Directors met separately with their legal counsel to consider this information and deliberate the various alternatives presented by SBAM. On the basis of the information provided to the Board and its subsequent deliberations, the Board, including a majority of the Non-Interested Directors, concluded that it is in the best interests of the stockholders to restructure the Fund as a general purpose money market fund.

Differences in Investment Policies

     The following summarizes the significant differences in the Fund's investment policies under its current objective and the policies which are expected to be followed under its proposed objective. These policies are "non-fundamental" as defined in the 1940 Act and therefore may be changed by the Board of Directors of the Company without the approval of stockholders, although as noted above, many of the policies are dictated by Rule 2a-7 under the 1940 Act.

     Currently, the Fund invests exclusively in U.S. Government and Government agency securities. All securities purchased by the Fund are obligations of the United States that are backed by the full faith and credit of the United States Government as to payment of principal and interest. SBAM invests at least 65% of the Fund's total assets in United States Treasury Bonds, notes and bills under normal conditions. The Fund may also purchase securities issued by U.S. Government agencies (such as the Department of Housing and Urban Development), but only if they are backed by the full faith and credit of the United States.

     Under its amended objective, the Fund will invest in high quality, short-term U.S. dollar-denominated money market instruments which are deemed to mature in thirteen months or less, and will be managed so that the average portfolio maturity of all portfolio instruments (on a dollar-weighted basis) will not exceed 90 days. Such instruments include (1) securities issued or guaranteed by the U.S. Government or by agencies or instrumentalities thereof;
(2) obligations issued or guaranteed by U.S. and foreign banks; (3) commercial paper; (4) corporate debt obligations, including variable rate obligations; (5) short term credit facilities; (6) asset-backed securities and (7) other money market instruments.

     The Fund will limit its portfolio investments to securities that are determined by SBAM to present minimal credit risks pursuant to guidelines established by the Fund's Board of Directors and which are "Eligible Securities" at the time of acquisition by the Fund. The term "Eligible Securities" includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or
(b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. The Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities") and may not invest more than the greater of 1% of its total assets or $1 million in the Second Tier Securities of any one issuer.

     Among the other money market instruments the Fund would be permitted to invest in are (i) high quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the Fund may invest, (ii) floating and variable rate obligations with stated maturities in excess of thirteen months upon compliance with certain conditions contained in Rule 2a-7, in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding thirteen months and (iii) variable amount master demand notes. The Fund's investments may include U.S. dollar-denominated securities of non-U.S. issuers, including obligations of non-U.S. banks or non-U.S. branches of U.S. banks and commercial paper and other corporate debt obligations of non-U.S. issuers, where SBAM deems the instrument to present minimal credit risks.

Addition of Investment Limitations

     The 1940 Act requires that an investment company recite its policy in respect of concentrating investments in a particular industry or group of industries. Under its current objective, the Fund concentrates exclusively in U.S. government and government agency securities. However, under its amended objective, the Fund would be permitted to invest in a more diverse array of instruments and it would therefore be necessary for the Fund to recite a policy regarding concentration. The Board has approved the adoption of the following limitation as a "fundamental" policy of the Fund to take effect if stockholders approve the Fund's amended investment objective, changeable only upon approval of the stockholders:

     "The Fund may not purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations<F1>."
____________________
[FN]
<F1> The underlined portion of this limitation shall only be included if
     Proposal 2 contained herein is approved.


     In addition, as a "diversified" portfolio, the Fund is required to adhere to certain diversification requirements set forth in the 1940 Act.
Accordingly, the Board has approved the adoption of the following limitation as a "fundamental" policy of the Fund:


     "The Fund may not invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation."


     With respect to this investment limitation and as required by Rule 2a-7, the Fund intends (as a matter of non-fundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days.

     THE DIRECTORS, INCLUDING A MAJORITY OF THE NON-INTERESTED DIRECTORS, RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE FUND'S INVESTMENT OBJECTIVE.

Required Vote

     The affirmative vote of (a) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the then outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the then outstanding shares of the Fund, whichever is less, is required for approval of the amendment of the Fund's investment objective.

           Proposal 2: Amendment to the Fund's Investment Limitations to Permit Investments in Repurchase Agreements.

     The Board of Directors, including a majority of the Non-Interested Directors, has approved an amendment to the investment limitations of the Fund to permit the Fund to invest in repurchase agreements. Repurchase agreements are short-term investments which SBAM anticipates would be utilized by the Fund from time to time for cash management purposes. If stockholders do not approve Proposal 1, then this proposal will be withdrawn from consideration by the stockholders.

     The Fund has a fundamental investment policy restricting its ability to make loans. One exception to the policy is that the Fund may purchase and hold debt instruments in accordance with its investment objective and policies.
Many investment companies, including money market funds, provide an additional exception permitting them to enter into repurchase agreements, which may be characterized as loans collateralized by the underlying securities. SBAM believes that the Fund would benefit from having the flexibility to enter into repurchase agreements for cash management purposes and that the Fund's current policy unnecessarily restricts it from utilizing an investment technique frequently available to other investment companies, including money market funds.

     Entering into repurchase agreements would involve the acquisition by the Fund of a security, most typically a debt instrument, subject to an obligation of the seller to repurchase, and the Fund to resell, usually not more than one week after its purchase, the instrument at a fixed price in excess of the Fund's purchase price, which is the Fund's return on the repurchase agreement. The Fund will only enter into repurchase agreements with respect to securities that could otherwise be purchased by the Fund. The Fund would require that additional securities be deposited if the value of the securities purchased should decrease below their resale price and the Fund would not bear the risk of a decline in value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses and experience time delays in connection with the disposition of the underlying security. To the extent that, in the meantime the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. The policies discussed in this paragraph would be non-fundamental and could be changed by the Board of Directors without stockholder approval.

     In the event that the proposal is approved by stockholders, the Board of Directors has adopted specific procedures, which may be modified from time to time by the Directors, to govern the Fund's use of repurchase agreements. The procedures will require SBAM to enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the opinion of SBAM, are deemed creditworthy. SBAM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price.

     As a further limitation on the Fund's ability to enter into repurchase agreements, such agreements with maturities greater than seven days would be considered illiquid and thus subject to the requirement that the Fund may not invest more than 10% of its net assets in illiquid assets.

     If this proposal is approved by stockholders, the relevant fundamental investment policy as contained in the Fund's current Prospectus would be modified as follows, with material to be added underlined:

     The Fund may not:

          4. make loans, except that the Fund may (a) purchase and hold debt instruments in accordance with its investment objective and policies and (b) enter into repurchase agreements with respect to securities that are otherwise eligible for investment by the Fund.

     THE DIRECTORS, INCLUDING A MAJORITY OF THE NON-INTERESTED DIRECTORS, RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE FUND'S INVESTMENT LIMITATIONS TO PERMIT THE FUND TO INVEST IN REPURCHASE AGREEMENTS.


Required Vote

     The affirmative vote of (a) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the then outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the then outstanding shares of the Fund, whichever is less, is required for approval of the proposed amendment to the Fund's investment limitations.

        Proposal 3:  Approval of an Amendment to the Management Contract
                          to Change the Management Fee

     As part of its approval of the restructuring of the Fund as discussed in Proposal 1 above, the Board of Directors, including a majority of the Non-Interested Directors, approved an amendment to the terms of the Management Contract with SBAM (the "Management Contract") to change the management fee from .10% of the Fund's average daily net assets to .20% of average daily net assets. The amended Management Contract is attached hereto as Exhibit A. If stockholders do not approve Proposal 1, then this proposal will be withdrawn from consideration by the stockholders.

Reasons for the Proposed Change

     SBAM believes that the new management fee is appropriate in light of the restructuring of the Fund's investment objective and policies as described in Proposal 1. With a change in emphasis from a U.S. Treasury securities money market fund to a general purpose money market fund, the Fund will be permitted to invest in a wider variety of securities and employ additional investment techniques. As a result, SBAM expects to devote additional time and resources to managing the Fund.

     Moreover, based on information provided by Lipper, SBAM believes that the proposed management fee is consistent with management fees paid to advisers of other general purpose money market funds. In addition, SBAM, as adviser to two other open-end investment companies with investment objectives and policies similar to those set forth in Proposal 1, earns a fee of .20% of average daily net assets as well. Information with respect to these funds is set forth in the following table.

                             Management Fee
                             (as a percentage of  Aggregate Net Assets
    Name of Fund             average net assets)  as of December 31, 1995
    ----------------------   ------------------   -----------------------

    Salomon Brothers Cash
    Management Fund                .20%<F1>              $ 10,860,804

    Salomon Brothers
    New York Municipal
    Money Market Fund              .20%                  $226,548,595

____________________

<F1>   SBAM waived the management fee for the fiscal year ended December 31,
       1995.




Furthermore, the restructuring of the Fund as a general purpose money market fund is intended, in part, to attract greater investment dollars to the Fund.

To the extent this goal is achieved, the Fund may realize certain economies of scale that may offset a portion of the proposed fee increase.

     In connection with this proposal, it is important to note that, as discussed in connection with Proposal 1, SBAM will impose a voluntary cap on the total expenses of the Fund at .18% of average daily net assets for at least the next year, and no more than .25% thereafter (in each case, exclusive of taxes, interest and extraordinary expenses such as litigation and indemnification expenses). This expense cap represents a significant decrease in the current expense ratio, which for the year ended December 31, 1995 was
 .65%. Therefore, with the voluntary expense cap, the increase in management fee would not effect an increase in the Fund's expense ratio for so long as such cap is in place.


     For the fiscal year ended December 31, 1995, the management fee payable to SBAM was $8,121, which reflects a waiver of $7,069 or approximately 50% of the management fee. Absent this waiver, the management fee would have been $15,217. If the proposed management fee was in effect for the year, the management fee payable to SBAM (without any waiver) would have been $30,435 or an increase of 100%. Had the voluntary expense cap been in effect however, no management fee would have been paid to SBAM.

     The following table sets forth the unaudited expenses incurred by the Fund for its fiscal year ended December 31, 1995 and also sets forth pro forma expenses of the Fund assuming, in one case, that the proposed management fee and a voluntary expense cap of .18% had been in effect during this period and in the other case, that the proposed management fee and a voluntary expense cap of .25% had been effect during this period.


                         Annual Fund Operating Expenses
                  (as a percentage of average daily net assets)

                                                  Actual       Pro Forma<F3>          Pro Forma<F4>
                                                  ----------   --------------         -------------

Management fee (after waiver or voluntary
expense cap)                                       .05%<F2>     .00%                   .00%

Other expenses (after voluntary expense            .60%         .18%                   .25%
cap)<F1>                                          ------       -----                  ------

Total Fund operating expenses
(After waiver or voluntary expense cap)            .65%<F2>     .18%                   .25%
                                                  ======       ======                 =======


____________________

<F1>   Other Expenses includes fees for administration, shareholder services, custodial and transfer agency fees, legal and accounting fees, printing costs and registration fees.

<F2>   Reflects the voluntary partial waiver by SBAM of the management fee for the fiscal year ended December 31, 1995. Absent such waiver, the ratio of management fee and total Fund operating expenses to average daily net assets would be .10% and .70%, respectively.

<F3>   Reflects a voluntary expense cap of .18% of average daily net assets of the Fund. Absent such expense cap, the ratio of pro forma management fee, other expenses and total Fund operating expenses to average daily net assets would be .20%, .60% and .80%, respectively.

<F4>   Reflects a voluntary expense cap of .25% of average daily net assets of the Fund. Absent such expense cap, the ratio of pro forma management fee, other expenses and total Fund operating expenses would be .20%, .60% and .80%, respectively.



                  Example                      1 year      3 years    5 years     10 years
------------------------------------------   ---------   ---------   ---------   ---------

You would pay the following expenses on
   a $1,000 investment, assuming (i) a
   5% annual return, (ii) total annual
   operating expenses as shown in the
   fee table set out above and (iii)
   redemption at the end of each time
   period:

   Current Agreement  . . . . . . . . . . .      $7          $21        $36         $81
   Pro Forma<F1>  . . . . . . . . . . . . .      $2          $ 6        $10         $23
   Pro Forma<F2>  . . . . . . . . . . . . .      $3          $ 8        $14         $32

____________________

<F1>   Reflects a voluntary expense cap of .18% of average daily net assets of the Fund. Without such voluntary expense cap, under the assumptions set forth in the example above, the expenses on a $1,000 investment in the Fund at the end of one, three, five and ten years would have been $8, $26, $44 and $99.


<F2>   Reflects a voluntary expense cap of .25% of average daily net assets of the Fund. Without such voluntary expense cap, under the assumptions set forth in the example above, the expenses on a $1,000 investment in the Fund at the end of one, three, five and ten years would have been $8, $26, $44 and $99.

The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will incur either directly or indirectly as a shareholder in the Fund. The example should not be considered a representation of past or future expenses or rates of return. Actual expenses may be higher or lower than the amounts shown in the fee table. Moreover, while the example assumes a 5% return, the Fund's performance will vary and may result in a return greater or less than 5%.

Deliberations by the Board of Directors

     As stated above in connection with Proposal 1, at the meeting held on November 16, 1995 SBAM presented to the Board a proposal to restructure the Fund as a general purpose money market fund and to amend the Management Contract to change the fee from .10% of average daily net assets to .20% of average daily net assets. SBAM presented the reasons and factors set forth above and as noted, presented the Board with information provided by Lipper. The Non-Interested Directors, in consultation with their independent legal counsel, considered this information and the reasons and factors set forth above, concentrating in particular on the additional time and resources SBAM expects to devote to the Fund in light of the Fund's restructuring as a general purpose money market fund. In addition, the Board considered other factors, such as the nature, quality and extent of services furnished by SBAM, the performance record of the Fund and the financial resources of SBAM. As a result of its review of the above reasons and factors, the Board of Directors has determined that the proposed amendment to the Management Contract to increase the management fee is fair and reasonable.

     If the shareholders do not approve this proposal, then the current fee schedule will remain in effect. The amendment, if approved, is expected to be implemented at the time the Fund commences investing in accordance with its proposed new objective and policies.

Terms of the Management Contract


     The Management Contract provides that SBAM will manage the operations of the Fund, subject to policies established by the Board of Directors. Pursuant to the Management Contract, SBAM manages the Fund's investment portfolio, directs purchases and sales of the Fund's portfolio securities and reports thereon to the Fund's officers and directors regularly. SBAM also furnishes office space and certain facilities reasonably necessary for the performance of its services under the Management Contract, and provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; coordination of functions of administrator, transfer agent, custodian, accountants and counsel and other parties performing services or operational functions for the Fund, certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges (if any), and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to the Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. In addition, SBAM pays the compensation of the Company's officers, employees and directors affiliated with SBAM. The Company bears all other costs of the Fund's operations, including the compensation of its directors not affiliated with SBAM. For its services under the Management Contract, SBAM currently is entitled to receive from the Fund a management fee payable monthly at an annual rate of .10% of the Fund's average daily net assets.


     The Management Contract was initially approved by the Board of Directors on November 29, 1990, by the Fund's sole shareholder, SBAM, on December 7, 1990 and ratified by shareholders on September 20, 1991. The Board most recently approved continuation of the contract on November 16, 1995. The Management Contract provides that it will continue automatically for successive annual periods provided that such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the directors who are not parties to the contract or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Management Contract may be terminated by the Company or SBAM on sixty days' written notice, and will terminate immediately in the event of its assignment.

     If expenses borne by the Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, SBAM, in its capacity as investment manager, will reimburse the Company for any such excess to the extent required by such regulations up to the amount of the fees payable to it. California is the only state which currently imposes such an expense limitation. The limitation is 2.5% of the first $30 million of the average net assets, 2.0% of the next $70 million of the average net-assets and 1.5% of the remaining average net assets. Such reimbursement, if any, will be estimated and paid on a monthly basis.

Information about SBAM

     The names, positions with SBAM and principal occupations of each executive officer and director of SBAM are set forth in the following table. The business address of each officer and director is c/o SBAM, Seven World Trade Center, New York, New York 10048, except for Mr. Gadkari, whose address is c/o Salomon Brothers Asset Management Limited, Victoria Plaza, 111 Buckingham Palace Road, London, England SW1W OSB.

                                  Position with SBAM and
Name                              Principal Occupation
-----------------------------     ------------------------------------------

Thomas W. Brock                   Chairman and Chief Executive
                                  Officer of SBAM and Managing
                                  Director of Salomon Brothers Inc

Michael S. Hyland                 President and Member of Board of
(President of the Company)        Directors of SBAM and Managing
                                  Director of Salomon Brothers Inc

Rodney B. Berens                  Member of Board of Directors of SBAM and
                                  Managing Director of Salomon Brothers Inc


Vilas Gadkari                     Member of Board of Directors of SBAM and
                                  Managing Director of Salomon Brothers Inc

James J. Lee                      Vice President of SBAM

Richard J. Carbone                Treasurer of SBAM and Managing
                                  Director of Salomon Brothers Inc

Zachary Snow                      Secretary of SBAM and Managing
                                  Director and Counsel of Salomon
                                  Brothers Inc

     SBAM is an indirect wholly-owned subsidiary of Salomon Brothers Holding Company Inc ("SBHC"), which is in turn wholly owned by Salomon Inc ("SI"), a public reporting company. SBHC and SI are located at Seven World Trade Center, New York, New York 10048.

     The following table lists the officers of the Company, in addition to Mr. Hyland, who are also officers of SBAM.

Name                    Position with the Fund           Position with SBAM
----------------------  -------------------------------  ---------------------

Steven Guterman         Executive Vice President         Managing Director
Nancy A. Noyes          Vice President                   Director
Peter J. Wilby          Executive Vice President         Managing Director
Richard E. Dahlberg     Executive Vice President         Managing Director
Lawrence H. Kaplan      Executive Vice President and
                        General Counsel                 Chief Counsel
Alan Mandel             Treasurer                        Vice President
Tana Tselepis           Secretary                        Vice President
Jennifer Muzzey         Assistant Secretary              Employee


     THE DIRECTORS, INCLUDING A MAJORITY OF THE NON-INTERESTED DIRECTORS, RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO THE MANAGEMENT CONTRACT.


Required Vote

     The affirmative vote of (a) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the then outstanding shares are present or represented by proxy at the Meeting, or (b) more than 50% of the then outstanding shares of the Fund, whichever is less, is required for approval of the amendment to the Management Contract.

                                 Other Business

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                                Other Information

     As of February 2, 1996, no stockholder owned of record or, to the knowledge of the Fund, beneficially owned more than 5% of the outstanding shares of the Fund. No officer or Director of the Fund owns any shares of the Fund. Certain officers of the Fund own shares of SI. Such officers own, in the aggregate, less than 1% of the outstanding shares of SI.

     Investors Bank & Trust Company, located at 89 South Street, Boston, Massachusetts 02111, acts as the Fund's administrator.

                    Proposals to be Submitted by Stockholders

     The Fund does not generally hold an Annual Meeting of Stockholders. Stockholders wishing to submit proposals for inclusion in a proxy statement for a subsequent stockholders' meeting should send their written proposals to the Secretary of the Company at the address set forth on the cover of the proxy statement.

                         Expenses of Proxy Solicitation


     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by SBAM. Proxies may also be solicited personally by officers of the Company and by regular employees of SBAM or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of the mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

February 26, 1996

                                                                Exhibit A



                           AMENDED MANAGEMENT CONTRACT


                        SALOMON BROTHERS SERIES FUNDS INC
                            Seven World Trade Center
                            New York, New York  10048


                                    December 7, 1990, as amended
                                    ________________, 1996



   Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York 10048


Dear Sirs:

          This will confirm the agreement between the undersigned (the

"Company") and you (the "Investment Manager") as follows:

          1. The Company is an open-end investment company. The Company proposes to engage in the business of investing and reinvesting the assets of Salomon Brothers Institutional Money Market Fund (the "Fund") in the manner and in accordance with the investment objective and limitations specified in the Company's Articles of Incorporation, as amended (the "Articles") and the currently effective prospectus, including the documents incorporated by reference therein (the "Prospectus"), relating to the Company and the Fund, included in the Company's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to the Investment Manager. Any amendments to these documents shall be furnished to the Investment Manager.


          2. The Company employs the Investment Manager to (a) make investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1, (c) place purchase and sale orders on behalf of the Fund, and (d) provide continuous supervision of the Fund's investment portfolio.

          3. (a) The Investment Manager shall, at its expense, (i) provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Investment Manager pursuant to this Agreement, and (ii) provide the Fund with persons satisfactory to the Company's Board of Directors to serve as officers and employees of the Fund, and (iii) provide the office space, facilities, equipment and personnel necessary to perform the following services for the

Fund: (A) SEC compliance, including record keeping, reporting requirements and registration statements and proxies; (B) supervision of Fund operations, including coordination of functions of administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; (c) certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and (D) certain services to the Fund's shareholders, including assuring that investments and redemptions are handled efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.

          (b) Except as provided in subparagraph (a), the Company shall be responsible for all of the Fund's expenses and liabilities, including organizational expenses; taxes; interest; fees (including fees paid to its directors who are not affiliated with the Investment Manager or any of its affiliates); fees payable to the Securities and Exchange Commission; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholders meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

          4.   As manager of the Fund's assets, the Investment
Manager shall make investments for the Fund's account in accordance with the investment objective and limitations set forth in the Articles, the Prospectus, the 1940 Act, the provisions of the Internal Revenue Code relating to regulated investment companies, applicable banking laws and regulations, and policy decisions adopted by the Company's Board of Directors from time to time. The Investment Manager shall advise the Company's officers and Board of Directors, at such times as the Company's Board of Directors may specify, of investments made for the Fund's account and shall, when requested by the Company's officers or Board of Directors, supply the reasons for making such investments.

          5. The Investment Manager is authorized on behalf of the Company, from time to time when deemed to be in the best interests of the Company and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers for the execution of trades for the Company, which broker may be an affiliate of the Investment Manager, provided that the best competitive execution price is obtained at the time of the trade execution.

          6. In consideration of the Investment Manager's undertaking to render the services described in this agreement, the Company agrees that the Investment Manager shall not be liable under this agreement for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this agreement, provided that nothing in this agreement shall be deemed to protect or purport to protect the Investment Manager against any liability to the Company or its stockholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Investment Manager's duties under this agreement or by reason of the Investment Manager's reckless disregard of its obligations and duties hereunder.

          7. In consideration of the services to be rendered by the Investment Manager under this agreement, the Company shall pay the Investment Manager a monthly fee on the first Business Day (as defined in the Prospectus) of each month at an annual rate of 0.20% of the average daily value (as determined on the days and at the time set forth in the Prospectus for determining net asset value per share) of the Fund's net assets during the preceding month. If the fee payable to the Investment Manager pursuant to this paragraph 7 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed in the manner specified in the Prospectus and the Articles for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of shares of the Fund's capital stock.


          8. If the aggregate expenses incurred by, or allocated to, the Fund in any fiscal year shall exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Manager shall reimburse the Fund for such excess. The Investment Manager's reimbursement obligation will be limited to the amount of fees it received under this agreement during the period in which such expense limitations were exceeded, unless otherwise required by applicable laws or regulations. With respect to portions of a fiscal year in which this contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. Any payments required to be made by this paragraph 8 shall be made once a year promptly after the end of the Company's fiscal year.

          9. This agreement shall continue in effect until two years from the date hereof and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act) or by the Company's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Company's directors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. This agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Company's entire Board of Directors on 60 days' written notice to the Investment Manager or by the Investment Manager on 60 days' written notice to the Company. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

          10. Upon expiration or earlier termination of this agreement, the Company shall, if reference to "Salomon Brothers" is made in the corporate name of the Company or in the name of the Fund and if the Investment Manager requests in writing, as promptly as practicable change its corporate name and the name of the Fund so as to eliminate all reference to "Salomon Brothers", and thereafter the Company and the Fund shall cease transacting business in any corporate name using the words "Salomon Brothers" or any other reference to the Investment Manager or "Salomon Brothers". The foregoing rights of the Investment Manager and obligations of the Company shall not deprive the Investment Manager, or any affiliate thereof which has "Salomon Brothers" in its name, of, but shall be in addition to, any other rights or remedies to which the Investment Manager and any such affiliate may be entitled in law or equity by reason of any breach of this agreement by the Company, and the failure or omission of the Investment Manager to request a change of the Company's or the Fund's name or a cessation of the use of the name of "Salomon Brothers" as described in this paragraph 10 shall not under any circumstances be deemed a waiver of the right to require such change or cessation at any time thereafter for the same or any subsequent breach.

          11. Except to the extent necessary to perform the Investment Manager's obligations under this agreement, nothing herein shall be deemed to limit or restrict the right of the Investment Manager, or any affiliate of the Investment Manager, or any employee of the Investment Manager, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

          12. This Agreement shall be governed by the laws of the State of Maryland.

          If the foregoing correctly sets forth the agreement between the Company and the Investment Manager, please so indicate by signing and returning to the Company the enclosed copy hereof.


                                        Very truly yours,

                                        SALOMON BROTHERS SERIES FUNDS INC


                                        By: _____________________________
                                              Michael S. Hyland
                                              President

 ACCEPTED:

 SALOMON BROTHERS ASSET MANAGEMENT INC


 By: _________________________________
      Name:
      Title:

                       SALOMON BROTHERS SERIES FUNDS INC

          SALOMON BROTHERS U.S. TREASURY SECURITIES MONEY MARKET FUND

                  PROXY SOLICITED ON BEHALF OF THE DIRECTORS

     The undersigned hereby appoints Lawrence H. Kaplan, Alan M. Mandel and Tana E. Tselepis, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Salomon Brothers U.S. Treasury Securities Money Market Fund (the "Fund") which the undersigned is entitled to vote at a Special Meeting of Stockholders of the Fund to be held at Seven World Trade Center, New York, New York on March 26, 1996, and at any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

     This proxy, if properly executed, will be voted in the manner directed by the shareholder.

     If no direction is made to the contrary, this proxy will be voted FOR proposals 1, 2 and 3.

     Please refer to the Proxy Statement for a discussion of the Proposals.

Please Sign and Date on Reverse Side and Mail in Accompanying Postpaid Envelope.

                          SALOMON BROTHERS SERIES FUNDS INC
                          SEVEN WORLD TRADE CENTER
                          NEW YORK, N.Y. 10048

 ______________
|              |
|______________|

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

 1.  Approval of an amendment to the     2.  Approval of an amendment to the
     investment objective of Salomon         investment limitations of the
     Brothers U.S. Treasury Securities       Fund to permit the Fund to invest
     Money Market Fund's (the "Fund")        in repurchase agreements.
     to permit the Fund to operate as
     a general purpose money market          FOR        |__|
     fund.                                   AGAINST    |__|
                                             ABSTAIN    |__|
     FOR       |__|
     AGAINST   |__|
     ABSTAIN   |__|

 3.  Approval of an amendment to the     4.  Any other business that may
     management contract with the            properly come before the meeting.
     Fund's investment manager,
     Salomon Brothers Asset Management
     Inc, to change the management
     fee.

     FOR       |__|
     AGAINST   |__|
     ABSTAIN   |__|

                                                  Change of Address and
                                                  or Comments Mark Here    |__|

                                                  Note:  Please sign exactly
                                                  as your name appears on this
                                                  Proxy.  If joint owners,
                                                  EITHER may sign this proxy.
                                                  When signing as attorney,
                                                  executor, administrator,
                                                  trustee, guardian or
                                                  corporate officer, please
                                                  give your full title.

                                                  Date _______________, 1996

                                                  ____________________________

                                                  ____________________________
                                                     Signature(s), Title(s),
                                                          if applicable

Please Mark, Sign, Date and return this           Votes MUST be indicated
Proxy Promptly Using the Enclosed Envelope.       (X) in Black or Blue ink.